                             ACQUISITION AGREEMENT
                                  BY AND AMONG
                          JACKSONVILLE BANCORP, INC.,
                            JACKSONVILLE IHC, INC.,
                                      AND
                   JACKSONVILLE SAVINGS AND LOAN ASSOCIATION

                             ACQUISITION AGREEMENT

         ACQUISITION AGREEMENT, dated as of May 6, 1997 ("Agreement"), is by and among Jacksonville Bancorp, Inc. ("Bancorp"), Jacksonville Savings and Loan Association, a Texas-chartered savings association, which will be converting to a Texas-chartered savings bank under the name "Jacksonville Savings Bank, SSB", whose accounts are and will continue to be insured by the Savings Association Insurance Fund ("SAIF") administered by the Federal Deposit Insurance Corporation ("FDIC") (hereinafter referred to as "Jacksonville" whether in its savings association or savings bank form), and Jacksonville IHC, Inc., a Delaware-chartered business corporation ("Holding Company"), all of the aforesaid entities collectively referred to herein as the "Parties" or individually as a "Party."

                                  WITNESSETH:

         WHEREAS, the Boards of Directors of Jacksonville have determined that it is in the best interests of Jacksonville and their sole stockholder, Bancorp, for the ownership structure to be reorganized so that all of the voting common stock is held directly by a Delaware-chartered holding company, in accordance with the terms and conditions of this Agreement; and

         WHEREAS, the acquisition is to be accomplished as follows: the Holding Company, a Delaware business corporation which is also a subsidiary of the Bancorp, will become the sole stockholder of Jacksonville through the contribution by Bancorp of 100% of the voting common stock of Jacksonville to Holding Company.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, and in accordance with Texas and federal law and regulations, Bancorp, Jacksonville and the Holding Company hereby agree that, subject to the conditions hereinafter set forth, Bancorp will contribute to Holding Company all the outstanding shares of Jacksonville, wherein Jacksonville will become the wholly-owned subsidiary of the Holding Company. The terms and conditions of the Acquisition shall be as follows:

         1.      REGULATORY APPROVALS.     (a)  The Acquisition shall not
become effective until this Agreement and the transactions contemplated hereby have received the approval, if required, of the Commissioner of the Texas Savings and Loan Department (the "Department"), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of Thrift Supervision (the "OTS"), the Board of Governors of the Federal Reserve System ("FRB") and all other regulatory agencies having jurisdiction over the Acquisition, if any.

                 (b) Bancorp, Jacksonville and the Holding Company shall have obtained all other consents, permissions and approvals required, appropriate or deemed necessary, from any other governmental agencies or other third parties and shall have taken all actions required by law or agreement, by Bancorp, Jacksonville or the Holding Company, prior to the consummation of the Agreement.
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Acquisition Agreement
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         2.      EFFECTIVE DATE.  The effective date of the Acquisition
("Effective Date") shall be the date as soon as practicable after the issuance and/or execution by the Department, the OTS, FDIC, FRB and any other federal or state regulatory agencies, of all approvals, certificates and documents as may be required in order to cause Acquisition to become effective.

         3. STOCKHOLDER APPROVAL. The prior written consent of Bancorp, the sole stockholder of Jacksonville and the Holding Company, shall be required to approve this Agreement.

         4. COMMON STOCK OF JACKSONVILLE. All of the issued and outstanding shares of Jacksonville voting common stock owned by Bancorp immediately prior to the Acquisition shall be contributed by Bancorp to the Holding Company, resulting in the Holding Company owning one hundred percent (100%) of the issued and outstanding voting common stock of Jacksonville.

         5. DEPOSITS. All deposit accounts of Jacksonville shall remain deposits therein without change in their respective terms, interest rates, maturities, minimum required balances or withdrawal values following the Acquisition and will continue to issue deposit accounts on the same basis as immediately prior to the Effective Date. After the Effective Date, all deposits held by Jacksonville shall continue to be insured by the SAIF.

         6. INCOME TAX MATTERS. The parties hereto shall have received an opinion of counsel or its independent auditors, satisfactory to them in form and substance, with respect to the federal income tax consequences of the Agreement and the formation of a holding company, as contemplated herein.

         7. ABANDONMENT OF AGREEMENT. (a) This Agreement may be abandoned by Jacksonville, at any time before the Effective Date in the event that (a) any action, suit, proceeding or claim has been instituted, made or threatened relating to this Agreement which shall make consummation of the Acquisition inadvisable in its opinion; or (b) for any other reason, consummation of the Acquisition contemplated by this Agreement is inadvisable in its opinion.

                 (b) Such abandonment shall be effective by written notice by Jacksonville to the other Parties. Upon the giving of such notice, this Agreement shall be terminated and there shall be no liability hereunder or on account of such termination on the part of Bancorp, Jacksonville or the Holding Company or the directors, officers, employees, agents, or stockholders of any of them. In the event of abandonment of the Agreement, Jacksonville shall pay fees and expenses incurred by itself, Bancorp and Holding Company in connection with the Agreement and the Acquisition contemplated thereby. Jacksonville shall promptly furnish a copy of such written notice to the Department, the FDIC, the OTS, and the FRB.
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Acquisition Agreement
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         8.      AMENDMENT OF THE AGREEMENT.  This Agreement may be amended or modified at any time by mutual agreement of the Boards of Directors of Bancorp, Jacksonville and the Holding Company, in any respect, provided that the sole stockholder subsequently approves of such amendment or modification.

         9. GOVERNING LAW. This Agreement is made pursuant to, and shall be construed and be governed by, the laws of the State of Texas and of the United States, and the rules and regulations promulgated thereunder, including without limitation, the rules and regulations of the Department, the FDIC, the OTS, and the FRB. In the event of a conflict, federal law will apply.

         10. ASSIGNMENT. The rights and obligations of the Parties hereto may not be assigned without the prior written consent of the other Parties. This Agreement shall be binding upon, and shall insure to the benefit of, the Parties and their respective successors and permitted assignees.

         23. EXECUTION BY INTERIM. Jacksonville and the Holding Company acknowledge that as of the date hereof, Jacksonville Savings Bank, SSB is in organization and has not received its Articles of Incorporation from the Department. Therefore, Jacksonville Savings Bank, SSB does not have the legal capacity to execute this Agreement as of the date hereof. Bancorp, Jacksonville and the Holding Company agree to be bound by this Agreement notwithstanding the lack of execution by Jacksonville Savings Bank, SSB.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

                                       JACKSONVILLE BANCORP, INC.



                                       By:
                                               --------------------------------
                                               Jerry M. Chancellor, President


                                       Attest:



                                       ----------------------------------------
                                       Sandra Thompson, Secretary
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Acquisition Agreement
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                                       JACKSONVILLE SAVINGS AND LOAN
                                         ASSOCIATION



                                       By:
                                               --------------------------------
                                               Jerry M. Chancellor, President


                                       Attest:



                                       ----------------------------------------
                                       Sandra Thompson, Secretary



                                       JACKSONVILLE IHC, INC.


                                       By:
                                               --------------------------------
                                               Jerry M. Chancellor, President

                                       Attest:



                                       ----------------------------------------
                                       Sandra Thompson, Secretary